UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2013

OCZ TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-34650

Delaware	04-3651093
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6373 San Ignacio Avenue,

San Jose, California 95119

(Address of principal executive offices, including zip code)

(408) 733-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240 13e-4(c))

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed on July 3, 2013 by OCZ Technology Group, Inc.. (the “Company”) in order to clarify the information provided.

Item 4.02.	Non-Reliance on Previously-Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously disclosed, on December 17, 2012, the Audit Committee of OCZ Technology Group, Inc. (the “Company”) concluded that the Company should restate its previously-issued consolidated financial statements for the year ended February 29, 2012, for the interim quarterly periods therein and for the quarter ended May 31, 2012, and those financial statements should no longer be relied upon. In the course of its restatement work for these periods, the Company identified two misclassification items in its previously-issued consolidated financial statements for fiscal years 2009, 2010 and 2011. These items include: 1) the recording of certain previously-expensed manufacturing and freight costs that should have been capitalized in inventory and recorded in cost of goods sold upon shipment, and 2) the classification of certain customer incentive program credits as operating expenses that should have been recorded as an offset to reported net revenue.

On July 1, 2013, the Audit Committee, in consultation with Company management, concluded that the Company should restate its previously-issued consolidated financial statements for the years ended February 28, 2009, 2010 and 2011 to correct these items. Accordingly, such financial statements should no longer be relied upon. In addition, the Company’s previously-issued consolidated financial statements for the quarters ended May 31, 2008, August 31, 2008, November 30, 2008, May 31, 2009, August 31, 2009, November 30, 2009, May 31, 2010, August 31, 2010 and November 30, 2010 should not be relied upon. The aggregate impact of these items on the Company’s previously-reported net income or loss for these periods is expected to be de minimis, although gross profit levels will be reduced from amounts previously-reported. We believe the impact to periods prior to 2012 will be isolated to these two items, though we have not yet completed our restatement work.

The impact of all adjustments made during the restatement process will be disclosed in more detail in the Company’s restated financial statements, which will be provided as soon as practicable. Until the restatements are released, in addition to the financial statements for the periods referenced in the paragraph above, related press releases and shareholder communications describing the results reported in these financial statements should no longer be relied upon. The Company has discussed these matters with its Independent Registered Public Accounting Firm. The restatement process continues and will be completed as soon as practicable, which may not be by the end of August as originally reported in our July 2, 2013 press release.

Cautionary Statement on Forward-Looking Statements

This current report on Form 8-K/A contains forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including, statements about our intention to restate our financial statements, the type and extent of matters reflected in such restated financial statements, and the timing of filing of our restated financial statements. For further information on other risks and uncertainties, please refer to “Item 1A — Risk Factors” in Part I in OCZ’s Annual Report on Form 10-K filed with the SEC on May 14, 2012, and statements made in other subsequent filings. The filing is available both at www.sec.gov as well as via OCZ’s website at www.ocztechnology.com. OCZ does not undertake to update its forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2013	OCZ TECHNOLOGY GROUP, INC.

	By:	/s/ Rafael Torres
	Name:	Rafael Torres
	Title:	Chief Financial Officer